ADMINISTRATOR AND SUB-ADVISER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Tucker Hart Adams
        Arthur K. Carlson
        Diana P. Herrmann
        R. Thayne Robson
        Cornelius T. Ryan

OFFICERS
        Lacy B. Herrmann, President
        Barbara S. Walchli, Senior Vice President and
                Portfolio Manager
        James M. McCullough, Senior Vice President
        Kimball L. Young, Senior Vice President
        Alan R. Stockman, Vice President
        Emily C. Van Voorhis, Vice President
        Jori Everitt, Assistant Vice President
        Rose F. Marotta, Chief Financial Officer
        Joseph P. DiMaggio, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        757 Third Avenue
        New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT

DECEMBER 31, 2000

[Logo of the Aquila Rocky Mountain Equity Fund: a rectangle with a drawing of two mountains and the words Aquila Rocky Mountain Equity Fund]

                       A CAPITAL APPRECIATION INVESTMENT

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of the Aquila Rocky Mountain Equity Fund: a rectangle with a drawing of two mountains and the words Aquila Rocky Mountain Equity Fund]

                       AQUILA ROCKY MOUNTAIN EQUITY FUND

                                 ANNUAL REPORT

                         "DOING WELL IN A ROCKY MARKET"

                                                                February 9, 2001

Dear Fellow Shareholder:

     We are sure you are well aware of the fact that the equity securities markets for the year 2000 were like a roller coaster. Happily, we can report to you that the Aquila Rocky Mountain Equity Fund came through the "rocky" market environment of the past year very well.

     For the 12-month Annual Report period ending December 31, 2000, the Fund's Class A shares experienced a total return decline of only (0.55%), without any sales charge*. This compares with a total return decline of (9.10%) for the Standard & Poor's 500 Index and a total return decline of (2.92%) for the Russell 2000. As we have mentioned before, these indexes tend to be considered "benchmarks" for the Fund. As a matter of interest, the NASDAQ index was off nearly (40%).

     PERFORMANCE RESULTS OF THE FUND

     The investment performance of Aquila Rocky Mountain Equity Fund's Class A Shares for the year 2000 and since inception of the Fund on July 22, 1994 is as follows:

                                FOR THE YEAR 2000

                                  Cumulative Distributions       Performance
     Net Asset Value                  Paid Per Share            for the Year
12/31/99         12/31/00
 $19.96           $19.64                  $0.20                    -0.55%

                      FOR THE PERIOD SINCE FUND INCEPTION

                                  Cumulative Distributions       Performance
     Net Asset Value                  Paid Per Share           Since Inception
7/22/94               12/31/00
 $11.43                $19.64             $1.86                     91.94%

       RESULTS OF AN INVESTMENT FOR THE YEAR 2000 AND FROM FUND INCEPTION

   Hypothetical Investment of $10,000 at                 Value on 12/31/2000
        Investment Date -12/31/99                              $ 9,945
Investment Date - 7/22/94 (Fund's inception)                   $19,194


     The performance results of the Fund's shares during the year 2000 was basically flat. Sure, we would like to see the value of the Fund's shares experience upward movement every year. But, as we all know, this is not a realistic expectation to achieve. As a result, we believe it is commendable that the Fund's share value experienced as little damage as it did during the year
2000 in view of market conditions. It is important to realize that any major decline in the price of securities or the Fund's shares requires an even greater rise in share prices in order to get back even again.

     It is our strong belief that with the kind of companies that are in the Rocky Mountain region and the attentiveness we expend on picking the right ones for the Fund's portfolio, we can produce, over time, the kind of capital appreciation results we would all like to see. The performance results, since inception of the Fund, bear out the fact that investment patience can be rewarding.

OPPORTUNITIES ABOUND

     We continue to be impressed by the potential of the Rocky Mountain region in providing us with the kind of companies that are growing at an excellent rate. Indeed, the average earnings growth rate is 18% - 20% for companies within the Fund's portfolio.

     The latest census data for the year 2000 vs. 1990 that was just released listed five states in the Rocky Mountain region - Arizona, Colorado, Idaho, Nevada, and Utah - as the fastest growing states in our country in terms of population.

     It is worth noting that the Rocky Mountain region of the country on its own is the 9TH LARGEST ECONOMY in the whole world. Moreover, as we travel around the area, we have come to realize that there is exceptional talent in the character of the people who are moving to the Rocky Mountain region. The talent of many of these people is of the nature that can "move mountains."

     We continue to see evidence that the Rocky Mountain region is a leader in entrepreneurial activity in the United States. Specifically, the quality of life, outdoor lifestyle, moderate housing and business costs, and a good school system, are attracting people and businesses alike to this region.

     Several specific points are worth noting:

     * A major survey firm recently named the Phoenix/Scottsdale, Arizona area as the #1 entrepreneurial hotspot in the United States. The Salt Lake City/Provo, Utah area was named #2.

     * A recent American Electronics Association study indicated that Colorado now has more technology workers per thousand than other state in the country.

     * A WALL STREET JOURNAL article recently noted that Montana ranked #4 in the United States in attracting research and development dollars. Accordingly to the GREAT FALLS TRIBUNE, 100 new high-tech companies have located in Montana over the past twelve months.

     * Venture capital funding is rising sharply across the entire Rocky Mountain region.

     As we have mentioned before, the number of publicly-owned companies in the Rocky Mountain region continues to increase. At present, there are more than 700
companies in the region that offer investment potential. This growing number offers your Fund's management abounding investment opportunities.

YOUR FUND'S INVESTMENT APPROACH

     We feel it is important to again point out the investment approach taken by your Fund. We seek out companies which possess high growth prospects, but ones which are selling at a reasonable value in their price. We call this approach "growth at a reasonable price." What we would like to see in companies in which we invest is a:

     *     high quality management with significant stock ownership;

     *     high return on invested capital;

     *     demonstrated competitive edge in its specific industry segment;

     * relatively strong cash flow combined with low level of corporate debt; and

     * price earnings ratio lower than, or comparable to, its projected earnings growth.

     From our experience, companies that possess these characteristics are the ones that will "win the ballgame." Having knowledgeable management which has a high stake in ownership in their companies means that we have people who are on the same team as your Fund.

     Again, we point out that having an on-site portfolio manager in the Rocky Mountain region provides us with the opportunity to unearth various exciting companies. The securities of many of these companies are ones which provide us with capital appreciation potential before they become well known to Wall Street. More importantly, once they do become well known, it can give our share value an extra boost.

TOP TEN HOLDINGS

     Listed below are the top ten common stock holdings of the Fund at December 31, 2000. As you can appreciate, these holdings will vary in character and amount over time. However, what we try to do is make sure we have the right kind of diversified mix to produce higher than average results for shareholders.

                                        PERCENTAGE
     COMPANY                          OF NET ASSETS   STATE         MARKET SECTOR
     Prima Energy Corp.                   11.09%        CO        Energy
     International Game Technology         6.52         NV        Consumer Services
     Comcast Corp.(Special Class A)        4.28         CO/PA     Consumer Services
     Kinder Morgan, Inc.                   4.25         CO/TX     Utilities
     Avert, Inc.                           4.00         CO        Technology
     AT&T Corp. - Liberty Media Group      3.85         CO        Consumer Services
          (Class A)
     Viad Corp.                            3.82         AZ        Business Services
     First State Bancorporation            3.72         NM        Financial
     Wells Fargo &Co.                      3.49         CA        Financial
     Koala Corp.                           3.08         CO        Consumer Cyclicals


     Prima Energy had a large weighting in the portfolio at year-end due to strong natural gas prices which resulted in its significant stock price appreciation. However, we delayed further reducing the position size until after year-end. This action deferred the capital gain on this stock until 2001, thereby giving us more time to offset this gain. We believe it is important to invest, as much as possible, in a tax efficient manner for the benefit of our shareholders.

     You will also be interested in knowing the State and market sector distribution of your Fund's holdings.


[Graphic of a pie chart with the following information:]

                        PORTFOLIO DISTRIBUTION BY REGION
Colorado                                                               38.64%
Utah                                                                    9.04%
Arizona                                                                13.73%
Nevada                                                                  7.36%
Montana                                                                 5.12%
New Mexico                                                              5.23%
Idaho                                                                   7.08%
Other                                                                  13.80%


[Graphic of a pie chart with the following information:]


                    PORTFOLIO DISTRIBUTION BY MARKET SECTOR
Health Care                                                             2.77%
REITS                                                                   1.71%
Basic Industry                                                          4.84%
Business Services                                                       3.70%
Consumer Cyclicals                                                      2.98%
Consumer Services                                                      20.80%
Technology                                                             12.26%
Financial Services                                                      9.54%
Capital Spending                                                        3.71%
Energy                                                                 10.76%
Utilities                                                              10.31%
Telecommunication                                                       3.97%
Other                                                                  12.65%


CONTINUED APPRECIATION

     We continue to appreciate the trust you have placed in the Fund through your investment. We are enthusiastic about the Rocky Mountain region of our country and for the growth prospects for investments in this area. You can be assured that we will continue to do our best to merit your confidence.

Sincerely,


/s/  Barbara S. Walchli
-----------------------

Barbara S. Walchli
Senior Vice President and
Portfolio Manager


/s/  Lacy B. Herrmann
---------------------

Lacy B. Herrmann
President and
Chairman, Board of Trustees

* In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of dividends and capital gains. Different classes of shares are offered and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class (for the period July 22, 1994 through April 30, 1996, it was 4.75%). Management fees and certain expenses are being absorbed. Returns would be less if sales charges, management fees, and expenses, were applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                               PERFORMANCE REPORT

     The graph below illustrates the value of $10,000 invested in Class A Shares of Aquila Rocky Mountain Equity Fund (the "Fund") since its inception on July 22, 1994 and maintaining this investment through the Fund's latest fiscal year-end, December 31, 2000 as compared with a hypothetical similar-size investment in the Russell 2000 Stock Index (the "Index") over the same period. The Fund has been managed, since its inception, to provide capital appreciation through selection of equity-oriented securities primarily on a value-basis, and reoriented to growth at a reasonable price as of July, 1999. The Fund's universe of companies are primarily within the eight-state Rocky Mountain region.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include operating expenses nor sales charges but does reflect reinvestment of dividends. It should also be noted that the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 2000 equity securities throughout the United States, mostly of companies having relatively small capitalization. However, the Fund' s investment portfolio consisted over the same period of a significant lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

     The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Furthermore, whatever the difference in the performance in the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index.

[Graphic of a line chart with the following information:]


                                                 Fund's Class A Shares
  Russell 2000 Stock Index            With Sales Charge     Without Sales Charge

          $10,000                           $9,600                 $10,000
          $10,325                           $9,263                 $9,676
          $11,813                           $10,570                $11,041
          $13,262                           $11,086                $11,581
          $14,650                           $12,547                $13,107
          $15,440                           $13,157                $13,744
          $17,016                           $14,162                $14,794
          $18,893                           $16,184                $16,906
          $19,824                           $16,211                $16,934
          $18,413                           $15,325                $16,009
          $20,114                           $17,830                $18,626
          $22,344                           $18,475                $19,300
          $23,026                           $19,799                $20,683
          $21,690                           $18,374                $19,194



                                   AVERAGE ANNUAL TOTAL RETURN
                               FOR PERIODS ENDED DECEMBER 31, 2000

                                                          SINCE
                                1 YEAR       5 YEARS    INCEPTION

Class A (7/22/94)
    With Sales Charge           -4.80%         9.57%       9.89%
    Without Sales Charge        -0.55%        10.63%      10.64%

Class C (5/1/96)
    With CDSC                   -2.27%          n/a        8.27%
    Without CDSC                -1.28%          n/a        8.27%

Class Y (5/1/96)
    No Sales Charge             -0.25%          n/a        9.12%

Russell 2000 Stock Index        -2.92%        10.34%      12.79% (Class A)
                                -2.92%          n/a        8.70% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.25% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     Aquila Rocky Mountain Equity Fund's Class A shares had a total return of -0.55%, without provision for sales charges, for the fiscal year ended December 31, 2000. By way of comparison, the Russell 2000 index posted a total return of -2.92% while the S&P 500 had a total return of -9.10%.

     The Fund does not fit perfectly into a "style box" such as large cap, mid-cap or small cap because it is a reflection of the region with a blend of 15-20% large cap, 30-35% mid-cap and 50-55% small and micro-cap stocks. Other core multi-cap funds as measured by Lipper had a -3.0% total return in 2000.

     We continued to reposition the Fund in a "growth at a reasonable price" style. At year-end the average projected earnings growth of the companies in the Fund was in the 18-20% range. This compares with a projected growth rate of about 14% for the companies within the Standard and Poor's 500. The average price earnings ratio of the Fund on forward earnings has been in the 14-17% range compared to approximately 22 times forward earnings for the S&P 500. We believe this illustrates the growth dynamics of the companies in the region, as well as the attractive stock prices available.

     The best performing stocks in the Fund for 2000 included Myriad Genetics which was up 243% from our purchase price in May, Prima Energy which was up 227% and Kinder Morgan which was up 160%. Both Myriad Genetics and Prima Energy graduated from micro-cap status this year to small cap as they were added to the Russell 2000. This process often boosts performance of the stocks, since many of the index funds and institutional managers who are trying to outperform the indices buy the stocks as they are added to the index.

     Myriad   Genetics  also  performed  well  this  year  as  the  company  was increasingly recognized for its leadership position in genetic and protein research. The company announced its discovery of the gene which causes prostate cancer in June, in addition to its previous discovery of the genes that cause breast and colon cancer. Prima Energy's focus and discipline in developing oil and gas reserves this year was rewarded this year as oil and gas prices rose. In addition, Prima's new production of natural gas from Wyoming's Powder River Basin is going to raise Prima's production profile in natural gas over the next several years. Kinder Morgan's important role in managing many of the pipelines in the Rocky Mountain region also became more visible this year as energy problems caused renewed focus on the ability to deliver as well as produce energy.

     Our weakest stocks this year were Navidec which was down 79.7%, AT&TCorp. - Liberty Media Group which was down 52.3% and Mity Enterprises which was down 60.6%. While we did sell partial positions of each of these stocks at higher levels, we did continue to hold some of these stocks through the year. We continued to like the companies for the long term and selling more of these companies would have incurred large capital gains. Navidec was caught up in the downturn in Internet psychology and suffered a significant correction, even though we believe fundamentals improved as the year progressed. AT&T Corp. - Liberty Media Group was also hurt by the downturn in Internet psychology since it also owns some investments in broadband and related businesses. Mity Enterprises was hurt by computer and production problems in an acquisition the company had made.

     While the correction in technology hurt the Fund's performance this year, we were fortunate that we were underweighted in technology. We also used the

correction to add to our holdings of technology stocks. We added three new positions in technology in October and November. We added SBS Technologies, SpectraLink and Micron Technology. SBS Technologies is based in Albuquerque, New Mexico and designs and manufactures sophisticated computer systems for avionics, telemetry, medical imaging, industrial control and optics communications. SpectraLink is based in Boulder, Colorado and designs and manufactures wireless communication systems for businesses that improve worker productivity. With worker shortages we believe these products will be attractive to companies. Micron Technology is based in Boise, Idaho and produces memory semiconductor chips. As we move towards video capability in broadband we believe these chips will be more in demand.

     Health care has been an area we have been targeting to build our positions. While we added three new health care companies to the portfolio in 2000, we were still somewhat underweighted compared to indices such as the Russell 2000 and the S&P 500. This put us at a disadvantage to other managers who owned as much as 25-30% in health care stocks in 2000. However, small health care companies can be extremely volatile and require a fair amount of due diligence, so we have been proceeding in a disciplined manner. Our three new additions to the health care portion of the portfolio are Myriad Genetics, Atrix Laboratories, a drug delivery company and Interwest Home Medical, a home health care/ respiratory therapy company.

     Over the past twelve months we sold a significant number of shares in Prima Energy as the stock price advanced and the position size grew too large for the portfolio. We also sold Media One this year as it was being acquired by ATT. We have used the proceeds to build new positions in companies. We have increased the number of companies in the portfolio from 26 to 37. Due to the deceleration in the economy and the uncertainty caused by the new financial disclosure rules, we thought it made sense to reduce specific company risk and increase diversification.

     During 2000, one of our holdings, Jones Intercable, was acquired by Comcast and First Security was acquired by Wells Fargo. As we have opportunities, we will be taking profits in those names and repositioning them in companies based in the region.

     We have continued to try to manage the portfolio in a tax efficient manner and try not to pay out a lot of long and short term capital gains unless absolutely necessary. We work strategically, looking for companies we can buy and hold for a two to five year time frame and take losses when we can to offset gains. The SEC has proposed showing after tax returns for mutual funds. We believe this disclosure will show our Fund in a favorable light.

     We are very encouraged regarding developments not only within the Rocky Mountain region, but also with the quality of the companies we are finding. We still have work to do particularly in the technology and health care sectors. In addition, we have the promise of more public companies, due to the dramatic rise in venture capital funding in the region. We feel we are fortunate to be working in a specific region such as the Rocky Mountain area, since our travel is more efficient and we can do company analysis visits more easily. We continue to look for the best management teams in the Rocky Mountain region. Many of the managements of the companies in which we invest own a large position in the companies themselves. We like to see this, since it is a strong indicator that management is focused on the performance of their stock, just as we are.

[Logo of KPMG LLP: four solid rectangles with the words KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Rocky Mountain Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Aquila Rocky Mountain Equity Fund, including the statement of investments, as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Rocky Mountain Equity Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/  KPMG LLP
-------------
KPMG LLP


New York, New York
January 31, 2001

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 2000

                                                                        MARKET
SHARES        COMMON STOCKS - 90.1%                                     VALUE

              BASIC INDUSTRY - 5.0%
   2,000      Allied Waste Industries, Inc.+                           $ 29,125
   1,500      Frontier Airlines, Inc.+                                   46,406
   2,000      Newmont Mining Corp.                                       34,125
   1,000      Phelps Dodge Corp.                                         55,813
                                                                        165,469

              BUSINESS SERVICES - 3.8%
   5,500      Viad Corp.                                                126,500

              CAPITAL SPENDING - 3.8%
  10,000      Mity Enterprises, Inc.+                                    61,250
   8,000      Washington Group International, Inc.+                      65,500
      10      Washington Group International, Inc. (Warrants)+               20
                                                                        126,770

              CONSUMER CYCLICALS - 3.1%
  12,000      Koala Corp. +                                             102,000

              CONSUMER SERVICES - 21.4%
   1,500      Apollo Group, Inc. (Class A)+                              73,781
   9,400      AT&T Corp.- Liberty Media Group (Class A)+                127,487
   2,500      Coldwater Creek Inc.+                                      77,656
   3,400      Comcast Corp. (Special Class A)+                          141,950
   2,000      Echostar Communications Corp. (Class A)+                   45,500
   4,500      International Game Technology +                           216,000
   1,000      MGM Mirage                                                 28,187
                                                                        710,561

              ENERGY - 11.1%
  10,500      Prima Energy Corp. +                                      367,500

              FINANCIAL - 9.8%
   8,812      First State Bancorporation                                123,230
   2,076      Wells Fargo & Co.                                         115,607
   4,000      WesterFed Financial Corp.                                  87,000
                                                                        325,837

              HEALTH CARE- 2.9%
   1,000      Atrix Laboratories, Inc.+                                  17,063
   8,000      Interwest Home Medical, Inc. +                             28,000
     600      Myriad Genetics, Inc. +                                    49,650
                                                                         94,713

              REAL ESTATE INVESTMENT TRUST - 1.8%
   2,500      Franchise Finance Corp. of America                         58,281

              TECHNOLOGY - 12.7%
  10,000      Avert, Inc.                                              $132,500
   6,000      Gentner Communications Corp. +                             70,500
   3,000      Microchip Technology, Inc. +                               65,813
     500      Micron Technology, Inc.                                    17,750
  12,000      Navidec, Inc. +                                            29,250
   2,000      SBS Technologies, Inc.+                                    59,875
   3,000      SpectraLink Corp.+                                         43,313
                                                                        419,001

              TELECOMMUNICATIONS - 4.1%
     600      Level 3 Communications, Inc. +                             19,687
   4,000      Montana Power Co.                                          83,000
     800      Qwest Communications International, Inc.+                  32,800
                                                                        135,487

              UTILITIES - 10.6%
   1,500      IDACORP, Inc.                                              73,594
   2,700      Kinder Morgan, Inc.                                       140,906
   1,000      Pinnacle West Capital Corp.                                47,625
   3,000      Questar Corp.                                              90,188
                                                                        352,313
                    Total Common Stocks (cost $1,893,731*)            2,984,432

  FACE
 AMOUNT       SHORT-TERM INVESTMENTS - 13.0%
$ 30,000      Churchill Cash Reserves Trust                              30,000
 155,000      One Group Prime Money Market Fund                         155,000
 250,000      U.S. Treasury Bill, 5.96% due 3/08/01                     247,268

                    Total Short-Term Investments (cost $432,268)        432,268

              Total Investments (cost $2,325,999*)      103.1%        3,416,700
              Other assets less liabilities              (3.1)         (102,539)
              Net Assets                                100.0%       $3,314,161


              * Cost for Federal tax purposes is identical.
              + Non-income producing security.

                 See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
        Investments at market value (cost $2,325,999)                                          $3,416,700
        Receivable for Fund shares sold                                                             9,573
        Dividends and interest receivable                                                           1,430
        Due from Administrator for reimbursement of expenses (note 3)                               1,201
        Other assets                                                                                  114
            Total assets                                                                        3,429,018

LIABILITIES
        Payable for investment securities purchased                                                89,626
        Distribution fees payable                                                                   1,820
        Payable for Fund shares redeemed                                                              158
        Cash overdraft                                                                                 98
        Accrued expenses                                                                           23,155
            Total liabilities                                                                     114,857

NET ASSETS                                                                                     $3,314,161

        Net Assets consist of:
        Capital Stock - Authorized an unlimited number of shares, par value $.01 per share     $    1,687
        Additional paid-in capital                                                              2,186,860
        Net unrealized appreciation on investments (note 4)                                     1,090,701
        Undistributed net realized gain on investments                                             34,913
                                                                                               $3,314,161

CLASS A
        Net Assets                                                                             $2,109,338
        Capital shares outstanding                                                                107,389
        Net asset value and redemption price per share                                         $    19.64
        Offering price per share (100/95.75 of $19.64 adjusted to nearest cent)                $    20.51

CLASS C
        Net Assets                                                                             $  242,333
        Capital shares outstanding                                                                 12,707
        Net asset value and offering price per share                                           $    19.07
        Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is
            lower, if redeemed during the first 12 months after purchase)                      $    19.07*

CLASS Y
        Net Assets                                                                             $  962,490
        Capital shares outstanding                                                                 48,590
        Net asset value, offering and redemption price per share                               $    19.81


                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
        Dividends                                                                           $25,219
        Interest                                                                             15,019       $ 40,238


Expenses:
        Management fee (note 3)                                                              44,301
        Legal fees                                                                           40,552
        Trustees' fees and expenses                                                          17,975
        Audit and accounting fees                                                            13,515
        Registration fees and dues                                                           13,274
        Shareholders' reports                                                                10,349
        Transfer and shareholder servicing agent fees                                         9,495
        Distribution and service fees (note 3)                                                6,752
        Custodian fees                                                                        1,854
        Miscellaneous                                                                         7,656
        Total expenses                                                                      165,723

        Management fee waived (note 3)                                                      (44,301)
        Reimbursement of expenses by Manager (note 3)                                       (75,989)
        Expenses paid indirectly (note 6)                                                    (1,854)
        Net expenses                                                                                        43,579

        Net investment loss                                                                                 (3,341)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

        Net realized gain from securities transactions                                       89,118
        Change in unrealized appreciation on investments                                   (103,518)

        Net realized and unrealized loss on investments                                                    (14,400)
        Net decrease in net assets resulting from operations                                              $(17,741)

                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED            YEAR ENDED
                                                               DECEMBER 31, 2000     DECEMBER 31, 1999
OPERATIONS:
    Net investment loss                                           $    (3,341)        $    (6,202)
    Net realized gain from securities transactions                     89,118              21,894
    Change in unrealized appreciation on investments                 (103,518)            485,535
        Change in net assets from operations                          (17,741)            501,227

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
    Class A Shares:
    Net investment income                                                   -                   -
    Net realized gain on investments                                  (21,047)            (17,492)

    Class C Shares:
    Net investment income                                                   -                   -
    Net realized gain on investments                                   (2,748)             (2,297)

    Class Y Shares:
    Net investment income                                                   -                   -
    Net realized gain on investments                                   (9,556)            (11,061)
        Change in net assets from distributions                       (33,351)            (30,850)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
    Proceeds from shares sold                                       1,217,789             159,493
    Reinvested dividends and distributions                             28,245              23,162
    Cost of shares redeemed                                          (349,951)         (1,014,679)
        Change in net assets from capital share transactions          896,083            (832,024)

        Change in net assets                                          844,991            (361,647)

NET ASSETS:
    Beginning of period                                             2,469,170           2,830,817

    End of period                                                 $ 3,314,161         $ 2,469,170


                See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

     Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 2000 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

     b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

     c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

     d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

     e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and l iabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     The Fund has a Sub-Advisory and Administration Agreement with Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90 of 1% on the excess over $50 million.

     The Manager agrees that the above fees shall be reduced, but not below zero, by an amount equal to the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the most restrictive expense limitation imposed upon the Fund in the states in which shares are then eligible for sale. At the present time none of the states in which the Fund's shares are sold have any such limitation.

     For the year ended December 31, 2000, the Fund incurred Management fees of $44,301, which was voluntarily waived. Additionally, during this period the Manager voluntarily agreed to reimburse the Fund for other expenses in the amount of $75,989. Of this amount, $74,788 was paid prior to December 31, 2000 and the balance of $1,201 was paid in early January 2001.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 2000, service fees on Class A Shares amounted to $4,362 of which the Distributor received $655.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2000, amounted to $1,793. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2000, amounted to $597. The total of these payments with respect to Class C Shares amounted to $2,390 of which the Distributor received $1,165.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2000, total commissions on sales of Class AShares amounted to $16,625 of which the Distrib utor received $137.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 2000, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $1,320,156 and $792,955 respectively.

     At December 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,244,485 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $153,784 for a net unrealized appreciation of $1,090,701.

5. DISTRIBUTIONS

     The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investmen t income, and/or net realized securities gains.

6. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.


7. PORTFOLIO ORIENTATION

     The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

8. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                            YEAR ENDED                        YEAR ENDED
                                         DECEMBER 31, 2000                 DECEMBER 31, 1999
                                       SHARES         AMOUNT             SHARES         AMOUNT
CLASS A SHARES:
    Proceeds from shares sold          51,494      $ 1,029,114            8,224      $   148,753
    Reinvested dividends and
        distributions                     859           15,951              563           11,161
    Cost of shares redeemed           (13,240)        (267,172)         (52,657)        (969,054)
        Net change                     39,113          777,893          (43,870)        (809,140)

CLASS C SHARES:
    Proceeds from shares sold           7,379          144,925              500            9,565
    Reinvested dividends and
        distributions                     152            2,739               49              940
    Cost of shares redeemed            (4,291)         (82,619)            (875)         (15,625)
        Net change                      3,240           65,045             (326)          (5,120)

CLASS Y SHARES:
    Proceeds from shares sold           2,183           43,750               61            1,175
    Reinvested dividends and
        distributions                     510            9,555              555           11,061
    Cost of shares redeemed                (8)            (160)          (1,640)         (30,000)
        Net change                      2,685           53,145           (1,024)         (17,764)
Total transactions in Fund
    shares                             45,038      $   896,083          (45,220)     $  (832,024)


FEDERAL TAX STATUS (UNAUDITED)

     100 percent of the distributed amount paid by the Aquila Rocky Mountain Equity Fund during fiscal 2000 qualify as net long-term capital gains.

     Prior to January 31, 2001, shareholders were mailed IRSForm 1099-DIVwhich contained information on the status of distributions paid for the 2000 CALENDAR YEAR.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     CLASS A
                                                                              YEAR ENDED DECEMBER 31,
                                                               2000        1999        1998        1997        1996
Net asset value, beginning of period                          $ 19.96     $ 16.76     $ 17.89     $ 15.05     $ 13.13

Income (loss) from investment operations:
    Net investment income (loss)                                (0.03)      (0.04)        -          0.01       (0.02)
    Net gain (loss) on securities (both realized
        and unrealized)                                         (0.09)       3.48       (0.96)       3.44        2.47

    Total from investment operations                            (0.12)       3.44       (0.96)       3.45        2.45

Less distributions (note 5):
    Dividends from net investment income                          -           -         (0.01)        -           -
    Distributions from capital gains                            (0.20)      (0.24)      (0.16)      (0.61)      (0.53)

    Total distributions                                         (0.20)      (0.24)      (0.17)      (0.61)      (0.53)

Net asset value, end of period                                $ 19.64     $ 19.96     $ 16.76     $ 17.89     $ 15.05

Total return (not reflecting sales charge)                      (0.55)%     20.56%      (5.31)%     23.01%      18.68%

Ratios/supplemental data
    Net assets, end of period (in thousands)                  $ 2,109     $ 1,363     $ 1,880     $ 3,144     $ 2,178
    Ratio of expenses to average net assets                      1.57%       1.55%       1.74%       1.58%       1.55%
    Ratio of net investment loss to average net assets          (0.20)%     (0.27)%     (0.22)%     (0.03)%     (0.19)%
    Portfolio turnover rate                                     29.27%       6.45%      19.52%      10.39%      20.32%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

    Ratio of expenses to average net assets                      5.57%       5.86%       4.74%       6.48%       8.79%

    Ratio of net investment loss to average net assets          (4.20)%     (4.59)%     (3.22)%     (4.93)%     (7.43)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets                      1.51%      1.51%        1.55%       1.50%       1.50%


    Note:      Effective July 28, 1999,  Aquila Management  Corporation  assumed
               the  role  of  Investment   Adviser,   replacing  KPM  Investment
               Management, Inc.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               CLASS C                                   CLASS Y
                                                                             PERIOD                             PERIOD
                                                    YEAR ENDED DECEMBER 31,  ENDED             YEAR ENDED DECEMBER 31,     ENDED
                                                2000   1999     1998    1997   12/31/96(1)  2000   1999    1998    1997  12/31/96(1)
Net asset value, beginning of period           $19.53  $16.53   $17.79  $15.07  $14.59      $20.07 $16.82  $17.91  $15.07  $14.59

Income (loss) from investment operations:
   Net investment income (loss)                (0.17)  (0.19)   (0.16)  (0.11)    0.01        0.03 (0.01)    0.03    0.04    0.01
   Net gain (loss) on securities (both
      realized and unrealized)                 (0.09)    3.43   (0.93)    3.44    1.00      (0.09)   3.50  (0.95)    3.41    1.00

   Total from investment operations            (0.26)    3.24   (1.09)    3.33    1.01      (0.06)   3.49  (0.92)    3.45    1.01

Less distributions (note 5):
   Dividends from net investment income          -        -     (0.01)     -       -          -       -    (0.01)     -       -
   Distributions from capital gains            (0.20)  (0.24)   (0.16)  (0.61)  (0.53)      (0.20) (0.24)  (0.16)  (0.61)  (0.53)

   Total distributions                         (0.20)  (0.24)   (0.17)  (0.61)  (0.53)      (0.20) (0.24)  (0.17)  (0.61)  (0.53)

Net asset value, end of period                 $19.07  $19.53   $16.53  $17.79  $15.07      $19.81 $20.07  $16.82  $17.91  $15.07

Total return (not reflecting sales charge)     (1.28%) 19.63%   (6.07)% 22.18%  6.94%+      (0.25)% 20.78% (5.08)% 22.98%  6.94%+

Ratios/supplemental data
   Net assets, end of period (in thousands)    $  242  $  185   $  162  $    7  $    4      $  962 $  922  $  789  $  795  $  133
   Ratio of expenses to average net assets      2.29%   2.34%    2.53%   2.34%  1.30%*      1.29%   1.33%   1.52%   1.34%  1.30%*
   Ratio of net investment income (loss) to
      average net assets                       (0.94)% (1.10)%  (1.07)% (0.78)% 0.06%*      0.06%  (0.09)% (0.01)%  0.16%  0.06%*
   Portfolio turnover rate                     29.27%   6.45%   19.52%  10.39%  20.32%+     29.27%  6.45%   19.52% 10.39%  20.32%+

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

   Ratio of expenses to average net assets     6.32%    6.59%    5.70%   7.19%  8.54%*      5.32%    5.60%  4.58%   5.34%   8.54%*

   Ratio of net investment loss to
      average net assets                       (4.97)% (5.35)%  (4.23)% (5.63)% (7.18)%*    (3.96)% (4.36)% (3.07)% (3.84)% (7.18)%*

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets     2.23%    2.30%    2.33%  2.26%   1.25%*      1.23%   1.30%   1.32%   1.27%   1.25%*
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(1)  For the period May 1, 1996 (commencement of operations) through December
     31, 1996.
 +   Not annualized.
 *   Annualized.
Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPMInvestment Management, Inc.

                See accompanying notes to financial statements.

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